UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2014

AMERICAN AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(817) 963-1234

                                                     N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 16, 2014, American Airlines, Inc. (the “Company”), Wilmington Trust Company, as pass through trustee under two pass through trusts newly formed by the Company (the “Trustee”) and as subordination agent, Wilmington Trust, National Association, as escrow agent (the “Escrow Agent”) under the Escrow Agreement (as defined below) and Wilmington Trust Company, as paying agent (the “Paying Agent”) under the Escrow Agreement, entered into a Note Purchase Agreement (the “Note Purchase Agreement”). The Note Purchase Agreement, subject to certain terms and conditions, provides for the future issuance by American of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $956,884,000 to be secured by (a) five Airbus A319-112 aircraft delivered new to American in 2013, (b) seven Airbus A321-231 aircraft delivered new to American in 2014, and (c) five Boeing 777-323ER aircraft delivered new to American from 2012 to 2014 (each, an “Aircraft” and, collectively, the “Aircraft”) owned or beneficially owned by American as specified in the Note Purchase Agreement. Pursuant to the Note Purchase Agreement and the form of Participation Agreement (“Form of Participation Agreement”) and form of Indenture and Security Agreement (“Form of Indenture”), each attached as an exhibit thereto, upon the financing of each Aircraft, the Trustee will enter into a Participation Agreement substantially in the form of the Form of Participation Agreement and will purchase the Equipment Notes to be issued under an Indenture and Security Agreement substantially in the form of the Form of Indenture (each, an “Indenture” and collectively, the “Indentures”) to be entered into by American and Wilmington Trust Company, as loan trustee (the “Loan Trustee”), with respect to such Aircraft.

Each Indenture contemplates the issuance of Equipment Notes in two series: Series A, bearing interest at the rate of 3.700% per annum, and Series B, bearing interest at the rate of 4.375% per annum, in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $741,460,000, in the case of Series A Equipment Notes, and $215,424,000, in the case of Series B Equipment Notes. The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of American Airlines Pass Through Certificates, Series 2014-1A, and American Airlines Pass Through Certificates, Series 2014-1B (collectively, the “Certificates” and each series of the Certificates, a “Class”).

Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates of each Class were placed in escrow by the Trustee pursuant to separate Escrow and Paying Agent Agreements, each dated as of September 16, 2014, among the Escrow Agent, the Paying Agent, the Underwriters (as defined below) and the Trustee (each, an “Escrow Agreement” and, collectively, the “Escrow Agreements”). The escrowed funds were deposited with Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as depositary (the “Depositary”) under a separate deposit agreement for each Class of Certificates, each dated as of September 16, 2014, between the Escrow Agent and the Depositary.

The interest on the issued and outstanding Equipment Notes and the escrowed funds, as the call may be, will be payable semiannually on April 1 and October 1 of each year, commencing on April 1, 2015. The principal payments on the issued and outstanding Equipment Notes are scheduled for payment on April 1 and October 1 of each year, commencing on April 1, 2015. Final payments with respect to the Series A Equipment Notes will be due on October 1, 2026 and final payments with respect to the Series B Equipment Notes will be due on October 1, 2022. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by American (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving American. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and also will be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under American’s shelf registration statement on Form S-3 (File No. 333-194685-01) (the “Registration Statement”). The Certificates were sold pursuant to the Underwriting Agreement, dated as of September 2, 2014, among American, Goldman, Sachs & Co., as representative of the underwriters named therein (the “Underwriters”), and the Depositary. The foregoing description of the Note Purchase Agreement and the other agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. For a more detailed description of such agreements and instruments entered into by American with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Deposit Agreements”, “Description of the Escrow Agreements”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in American’s final Prospectus Supplement, dated September 2, 2014 (the “Prospectus Supplement”), to the Prospectus, dated March 19, 2014, filed with the Securities and Exchange Commission on September 4, 2014 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference and is qualified in its entirety by reference to the relevant exhibit filed herewith.

This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 2.03 Creation of Direct Financial Obligation.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index attached to this Current Report is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement. The Registration Statement and the Prospectus Supplement to the Prospectus, dated March 19, 2014, relate to the offering of the Class A and Class B Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: September 16, 2014	By:	/s/ Kenneth W. Wimberly, Jr.
Kenneth W. Wimberly, Jr.
Vice President, Deputy General Counsel and Assistant Corporate Secretary

Exhibit	Description

1.1	Underwriting Agreement, dated as of September 2, 2014, among Goldman, Sachs & Co., as the representative of the underwriters named therein, American Airlines, Inc. and Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Depositary (incorporated by reference to Exhibit 1.1 to American Airlines, Inc.’s Current Report on Form 8-K filed on September 4, 2013 (Commission File No. 1-2691))

4.1	Pass Through Trust Agreement, dated as of September 16, 2014, between American Airlines, Inc. and Wilmington Trust Company, as Trustee

4.2	Trust Supplement No. 2014-1A, dated as of September 16, 2014, between American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of September 16, 2014

4.3	Trust Supplement No. 2014-1B, dated as of September 16, 2014, between American Airlines, Inc. and Wilmington Trust Company, as Trustee, to the Pass Through Trust Agreement, dated as of September 16, 2014

4.4	Intercreditor Agreement (2014-1), dated as of September 16, 2014, among Wilmington Trust Company, as Trustee of the American Airlines Pass Through Trust 2014-1A and as Trustee of the American Airlines Pass Through Trust 2014-1B, Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider, and Wilmington Trust Company, as Subordination Agent

4.5	Deposit Agreement (Class A), dated as of September 16, 2014, between Wilmington Trust, National Association, as Escrow Agent, and Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Depositary

4.6	Deposit Agreement (Class B), dated as of September 16, 2014, between Wilmington Trust, National Association, as Escrow Agent, and Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Depositary

4.7	Escrow and Paying Agent Agreement (Class A), dated as of September 16, 2014, among Wilmington Trust, National Association, as Escrow Agent, Goldman, Sachs & Co., for itself and on behalf of the several Underwriters, Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2014-1A, and Wilmington Trust Company, as Paying Agent

4.8	Escrow and Paying Agent Agreement (Class B), dated as of September 16, 2014, among Wilmington Trust, National Association, as Escrow Agent, Goldman, Sachs & Co., for itself and on behalf of the several Underwriters, Wilmington Trust Company, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2014-1B, and Wilmington Trust Company, as Paying Agent

4.9	Note Purchase Agreement, dated as of September 16, 2014, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

4.10	Form of Participation Agreement (Participation Agreement among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein) (Exhibit B to Note Purchase Agreement)

4.11	Form of Indenture and Security Agreement (Indenture and Security Agreement between American Airlines, Inc., and Wilmington Trust Company, as Loan Trustee) (Exhibit C to Note Purchase Agreement)

4.12	Form of Pass Through Trust Certificate, Series 2014-1A (included in Exhibit A to Exhibit 4.2)

4.13	Form of Pass Through Trust Certificate, Series 2014-1B (included in Exhibit A to Exhibit 4.3)

4.14	Revolving Credit Agreement (2014-1A), dated as of September 16, 2014, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for the trustee of the American Airlines Pass Through Trust 2014-1A, as Borrower, and Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Liquidity Provider

4.15	Revolving Credit Agreement (2014-1B), dated as of September 16, 2014, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for the trustee of the American Airlines Pass Through Trust 2014-1B, as Borrower, and Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Liquidity Provider

5.1	Opinion of Latham & Watkins LLP, special counsel to American Airlines, Inc.